GT-020 Phase 1 Clinical Trial: Results of Second Cohort July 29, 2014 NASDAQ: GALT www.galectintherapeutics.com © 2014 Galectin Therapeutics inc. Exhibit 99.1

Forward-Looking Statement
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of GR-MD-02 and expectations regarding the clinical trial, including the future enrollment of patients and the timing of results from the third cohort. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, that results from the first and second cohorts of Phase 1 may differ materially from future results, and there is no guarantee that the current clinical trial will lead to positive outcomes or that GR-MD-02 will ever be approved by the FDA.  We may experience delays in the current trial, and we may have difficulty enrolling patients and processing the resulting data. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Regardless of the results of current or future studies, we may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2013, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Galectin Therapeutics

Report on second cohort of Phase 1 Clinical Trial

Our Pipeline Of Galectin-3 Inhibitors
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Clinical Focus Stage of Development
Drug Indication Discovery Pre-clinical Phase 1 Phase 2 Phase 3
Fibrosis
GR-MD-02
Fatty liver disease with
advanced fibrosis
Lung fibrosis
Kidney fibrosis
Cardiac fibrosis
Cancer Immunotherapy
GR-MD-02 Melanoma
Galectin-3 Inhibitors
GR-MD-03 Subcutaneous
GR-MD-04 Oral
GS compound* Oral
*Galectin Sciences, LLC

GR-MD-02 Is Being Developed For The Indication Of
NASH With Advanced Fibrosis (Stage 3 and 4)

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Obesity/Insulin Resistance/Diabetes
Steatosis (fatty liver)
NASH (inflammation, cell death)
Stage 1       2       3
Fibrosis
Stage 4
Cirrhosis
• No certainty of progression from early to late disease in an individual
• Late disease much closer to clinical outcomes
• Surrogates of clinical outcomes are better developed for late disease
• GR-MD-02 reduces inflammation, ballooning and fat in NASH and reduces existing fibrosis and reverses cirrhosis in animal models
Early Disease Late Disease
Clinical Outcomes:
Complications
Transplant
Death
Targeting Late Disease

Summary of Findings:
Primary Endpoints Were Met In Cohort 2
• GR-MD-02 was safe and well tolerated at dose of 4 mg/kg (80/160 mg/m
2
),
similar to the findings of the 2 mg/kg dose in the first cohort.
• The independent Data Safety Monitoring Board (DSMB) approved moving forward with Cohort 3.
• Pharmacokinetics revealed a proportional increase in total drug exposure with doubling of the dose of GR-MD-02 with no accumulation after four doses.
• A dose of 4 mg/kg provided drug exposure in humans that was roughly equivalent to the lowest therapeutic dose used in NASH animal model.
• The drug half-life in humans is approximately 4 times longer than in mouse at similar doses providing a more extended exposure in humans.
GR-MD-02 was safe, well tolerated, and has predictable pharmacokinetics when administered at 4 mg/kg, a dose that correlates with a therapeutic dose in animal model of NASH.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Summary of Findings:
Exploratory Secondary Endpoints
• While the current gold standard for the evaluation of NASH with advanced fibrosis is liver biopsy, it is not appropriate to subject individuals to serial liver biopsies over a short Phase 1 clinical trial. Biopsy assessment of liver fibrosis will be the primary endpoint in the Phase 2 clinical trial to follow this trial.
• To potentially gain some understanding of drug effect and to aid in planning of a Phase 2 clinical trial, exploratory biomarkers were evaluated before and after therapy.
• While the overall impression of biomarker analysis suggests an effect of the drug, there are differences in biomarker changes depending on the timing of blood sampling with respect to drug dose.
• Since biomarker results are not directly comparable between cohort 1 and cohort 2, a comparison of the effect of timing on biomarkers will be evaluated in cohort 3.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

2
(4 mg/kg)

7/2

Day -1 0 28 35 42 56
BM*
BM*
Day -1 0 21 28 35 38
BM*/FS**
BM*/FS**

Phase 1 Clinical Trial Of GR-MD-02 In NASH With
Advanced Fibrosis
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Changes in Cohort 2 Protocol:
• Based on the pharmacokinetics of the drug determined from the first cohort, the protocol was shortened by 18 days:
• The second dose was given on day 21 instead of day 28
• The timing of serum biomarker evaluations were shortened from 14 to 3 days after the fourth and final infusion
• FibroScan evaluation was added to obtain experience with the method
1
st
Infusion
Cohort
Patients
(A/P)
6/2
1
(2 mg/kg)
*BM=Serum Biomarkers **FS=FibroScan
®
2
nd
Infusion
3
rd
Infusion
4
th
Infusion

Cohort 3 Plan For Phase 1 Clinical Trial Of GR-MD-02
In NASH With Advanced Fibrosis
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

12/8
BM*/FS**
BM*/FS**
BM*/FS**
BM*
*BM=Serum Biomarkers **FS=FibroScan
®
3
(8 mg/kg)
0 28 35 42 56 Day
1
st
Infusion
-1
BM*/FS**
BM*/FS**
Cohort
Patients
(A/P)
6/2
7/2
21 28 35 0 -1
1
(2 mg/kg)
38
BM*
BM*
2
(4 mg/kg)
2
nd
Infusion
3
rd
Infusion
4
th
Infusion
Day
Cohort 3 incorporates four time points for comparative evaluation
21 28 35 49 0 -1 38 Day

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Cohort 1 (2 mg/kg) Cohort 2 (4 mg/kg)
Patients Enrolled 8 10
Male/Female 2/6 6/4
Age Range (Mean) 40-64 (54) 34-69 (51.5)
BMI (Mean) 39 39.6
Diabetic Patients 6 4
Fibrosis Stage Stage 3: 7 patients
Stage 4:1 patient
Stage 3: 6 patients
Stage 3/4: 4 patients
Patient Characteristics

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Cohort 1 (2 mg/kg) Cohort 2 (4 mg/kg)
Completed Protocol 8 9
(One patient withdrawn because of
baseline (pre-drug) borderline QTc
interval prolongation)
Serious Adverse Events 0 0
Treatment Emergent AE’s
scored as probably related to
drug
0 0
Treatment Emergent AE’s
scored as possibly related to
drug
0
Patient 1: transient yellow
toenails and left ankle edema
which were mild (grade 1) and of
<1 day duration. Intermittent PRI
prolongation unrelated to infusion
(grade 1).
Patient 2: right swollen wrist and
painful right ankle which were
mild (grade 1) and of <1 day
duration.
Patient Safety: GR-MD-02 At Doses Of 2 And 4 mg/kg
Were Safe And Well Tolerated
Independent Data Safety Monitoring Board Approved Proceeding to Cohort 3

GR-MD-02 Plasma Concentration (µg/mL)
Time (h)
2 mg/kg - Week 1
2 mg/kg - Week 7
4 mg/kg - Week 1
4 mg/kg - Week 6
0
10
20
30
40
50
0
20
40
60
80

≤

≤

Mean GR-MD-02 Plasma Concentration-Time Profiles
After First And Fourth Doses In Cohorts 1 And 2
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

There was a proportional increase in total drug exposure with doubling of the dose of GR-MD-02 with no accumulation after four doses
2 mg/kg (1
st
/4
th
dose)
C
max
= 16.3/17.7 µg/mL
T
1/2
= 19.9/20.5 h
AUC = 573/645 h*µg/mL
V
ss
= 5.2/4.7 L
Variability 15/24%
4 mg/kg (1
st
/4
th
dose)
C
max
= 30/31 µg/mL
T
1/2
= 19.8/19.5 h
AUC = 1039/1075 h*µg/mL
V
ss
= 6.4/6.0 L
Variability 25/35%

Exploratory Serum Biomarkers Of Fibrosis And
Inflammation In NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Fibrosis Composite Scores
FibroTest™ (FibroSURE™)
• Indirect biomarker of fibrosis
• Age and gender, Alpha-2-
macroglobulin, Haptoglobin,
Apolipoprotein A1, GGTP, Total
bilirubin
ELF (Enhanced Liver Fibrosis)
Score
• Direct biomarker of fibrosis
• Hyaluronic acid
• TIMP1 (tissue inhibitor of
metalloproteinase-1)
• P3NP (amino terminal
propeptide of type III pro-collagen)
For more information and references on biomarkers: http://bit.ly/1jzFK50
Inflammatory Cytokines
Cellular Injury
Serum Transaminases
• ALT and AST
• Enzymes released from liver cells
• 2/3 of NASH patients have normal
levels at any given time
• Entire spectrum of disease can be
seen with normal levels

ELF Score Change
1.5
1.0
0.5
0.0
-0.5
-1.0
Placebo
Cohort 1
Cohort 2

ELF Scores In GR-MD-02 Treated Patients of Both
Cohorts
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• ELF scores tended to be reduced in the patients in the first cohort
• ELF scores in the second cohort were more dispersed and tended to increase over placebo
Interpretation:
• There is an indication of an effect in
both cohorts, while not statistically
significant.
• However, there are differences in the
biomarker data between the cohorts,
potentially due to sampling dates.
• Cohort 1 last sample was taken 14
days after the last infusion, after the
drug has been eliminated.
• Cohort 2 last sample was taken 3
days after last infusion, a time when
drug is still present.
• Since ELF is a marker of fibrotic
tissue turnover, there may be
increased turnover at 3 days which
has reached a new lower state at 14
days after last infusion.
Note: Placebo patients from both cohorts were included in analysis

FibroTest Score Change
0.2
0.0
-0.2
-0.4
*
p<0.05
Placebo
Cohort 1
Cohort 2

FibroTest
™
(FibroSURE
™
) Scores In GR-MD-02 Treated
Patients of Both Cohorts
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• FibroTest scores were significantly reduced in the patients in the first cohort
• Scores were more variable in the second cohort and change did not reach significance
• The patient with the greatest reduction in score (green circle) was also the patient with the highest starting score (0.83; range of test is 0 to 1.0)
Note: Placebo patients from both cohorts were included in analysis
Interpretation:
• Similar to ELF scores, the
differences in the biomarker data
between the cohorts is possibly due
to differences in sampling dates.
• Cohort 1 last sample was taken 14
days after the last infusion, after the
drug has been eliminated.
• Cohort 2 last sample was taken 3
days after last infusion, a time when
drug is still present.
• The greater dispersion of scores in
cohort 2 may also indicate a
fluctuation in the changes in fibrous
tissue.

TGF-beta Change（ng/mL)
15
10
5
0
-5
-10
p=0.04*
p=0.009*
*two tailed t-test
Placebo
Cohort 1
Cohort 2

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

TGF-ß Levels In GR-MD-02 Treated Patients In
Both Cohorts
• TGF-ß levels in the patients in the first cohort were unchanged from placebo
• TGF-ß levels increased in patients in the second cohort and the change was significantly increased over placebo and first cohort patients
Note: Placebo patients from both cohorts were included in analysis
Interpretation:
• These data provide another
indication that there are
differences in the biomarker data
between the cohorts, potentially due
to sampling dates.
• Since it is not clear whether
circulating TGF-ß levels are active, it
is difficult to assign a biological
meaning to these data.
• However, the data do indicate that
there is some activity at 3 days
following the infusion that is not
identified at 14 days.

NS
p < 0.05
Change in IL-8 (pg/mL)
20
10
0
-10
-20
Placebo
Cohort 1
Cohort 2

Interleukin-8 Levels In GR-MD-02 Treated Patients In
Both Cohorts
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Cohort 1* Cohort 2* NAFLD** Obese
Controls**
IL-8
pg/mL
28.0 ± 8.6 22 ± 9.7 24.1 ± 38.5 7.8 ± 3.6
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther. 2007
Note: Placebo patients from both cohorts were included in analysis
Interpretation:
• Baseline IL-8 levels were elevated in
both cohorts.
• IL-8 levels were significantly
reduced  in cohort 1 but not changed
in cohort 2.
• These data, along with the TGF-ß
data suggest that the cytokine milieu
is different when sampled at 3 days
versus 14 days following final infusion.

Galectin Therapeutics

p=0.11
p < 0.05
Change in IL-6 (pg/mL)
4
2
0
-2
-4
Placebo
Cohort 1
Cohort 2

Interleukin-6 Levels In GR-MD-02 Treated Patients In
Both Cohorts
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Cohort 1* Cohort 2* NAFLD** Obese
Controls**
IL-6
pg/mL
6.1 ± 2.5 5.3 ± 1.3 23.1±72.9 7.6±6.3
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther. 2007
Note: Placebo patients from both cohorts were included in analysis
Interpretation:
• Baseline IL-6 levels were not
elevated in either cohort.
• IL-6 levels were significantly
reduced in cohort 1 but not changed
in cohort 2.
• These data, along with the TGF-ß
data suggest that the cytokine milieu
is different when sampled at 3 days
versus 14 days following final infusion
• Moreover, IL-6 may not be a good
marker since the levels are not
increased over obese controls.

α

Galectin Therapeutics

	Cohort 1*	Cohort 2*	NAFLD**	Obese Controls**
TNF-α pg/mL	23 ± 5.8	20.6 ± 8.3	6.0 ± 16.6	1.9 ± 0.3

Change in TNF-alpha (pg/mL)
20
10
0
-10
-20
-30
Placebo
Cohort 1
Cohort 2

α

α

α

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

TNF- Levels In GR-MD-02 Treated Patients In
Both Cohorts
Note: Placebo patients from both cohorts were included in analysis
Interpretation:
• Baseline TNF- levels were elevated
in both cohorts.
• TNF- levels were previously
reported to be significantly reduced
in cohort 1, but this did not hold up
with the additional two placebo
patients included in the analysis.
• While the variation in placebo values
is large, these data suggest that
there are not changes in TNF-
levels regardless of the timing of
samples after infusion.
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther. 2007

250
200
150
100
50
0
ALT (U/L)
ALT (Active Drug)
ALT (Placebo)
ULN=33 U/L
day -1
day 0
day 3
day 6
day 28
day 31
day 42
day 56
Trial Day (▲=infusion day)

Cohort 2 ALT Levels
200
150
100
50
0
ALT (U/L)
ALT (Active Drug)
ALT (Placebo)
day -1
day 0
day 3
day 6
day 21
day 28
day 35
day 49
Study Day

Alanine Aminotransferase (ALT) Levels In The Two
Cohorts
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Cohort 1 ALT Levels
• Both cohorts had a broad range of baseline ALT levels, which are known not to correlate with degree of fibrosis or activity of NASH.
• The first cohort had two patients with ALT over 100 which improved with therapy.
• There were no patients with ALT over 100 in second cohort and no decreases were seen with therapy.

Galectin-3 Change
6
4
2
0
-2
-4
-6
ng/mL
Placebo
Cohort 1
Cohort 2

Patients Had A Normal Range Of Blood Galectin-3
Levels At Baseline And No Change With Treatment
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Blood levels of Galectin-3 do not correlate with liver levels in animal models of NASH
• Blood levels of Galectin-3 do not correlate with severity of disease in human NASH

Second Cohort FibroScans
40
30
20
10
0
kPa
FibroScan (Active)
FibroScan (Placebo)
Day -1
Day 38

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

FibroScan
®
Analysis In Second Cohort
• FibroScan
®
is an ultrasound-based measure of shear wave speed in the liver which correlates with liver stiffness.
• Approved by FDA as an aid to clinical management of patients with liver disease. Not approved for following changes in liver fibrosis.
• Test was done primarily to gain experience with the test prior to use in Phase 2 and was performed at sites where available (6 patients were evaluated at days -1 and 38.)
All patients had FibroScan
values above the values
predictive of advanced,
stage 3 fibrosis (7.9 kPa).
There were no consistent
changes with therapy.
The large difference in one
placebo patient suggests
more experience is required
with this method in
longitudinal studies.

Summary of Findings:
Primary Endpoints Were Met In Cohort 2
•
GR-MD-02 was safe and well tolerated at dose of 4 mg/kg (80/160 mg/m²), similar to the findings of the 2 mg/kg dose in the first cohort.
• The independent Data Safety Monitoring Board (DSMB) approved moving forward with Cohort 3.
• Pharmacokinetics revealed a proportional increase in total drug exposure with doubling of the dose of GR-MD-02 with no accumulation after four doses.
• A dose of 4 mg/kg provided drug exposure in humans that was roughly equivalent to the lowest therapeutic dose used in NASH animal models.
• The drug half-life in humans is approximately 4 times longer than in mouse at similar doses providing a more extended exposure in humans.
GR-MD-02 safe, well tolerated, and has predictable pharmacokinetics when administered at 4 mg/kg, a dose that correlates with a therapeutic dose in animal models of NASH.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Summary of Findings:
Exploratory Secondary Endpoints
• While the current gold standard for the evaluation of NASH with advanced fibrosis is liver biopsy, it is not appropriate to subject individuals to serial liver biopsies over a short Phase 1 clinical trial. Biopsy assessment of liver fibrosis will be the primary endpoint in the Phase 2 clinical trial to follow this trial.
• To potentially gain some understanding of drug effect and to aid in planning of a Phase 2 clinical trial, exploratory biomarkers were evaluated before and after therapy.
• While the overall impression of biomarker analysis suggests an effect of the drug, there are differences in biomarker changes depending on the timing of blood sampling with respect to drug dose.
• Since biomarker results are not directly comparable between cohort 1 and cohort 2, a comparison of the effect of timing on biomarkers will be evaluated in cohort 3.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Next Steps: Completion of Phase 1 Trial
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• The dose of GR-MD-02 will be increased to 8 mg/kg (320 mg/m
2
) in the third
and final cohort, a dose projected to be well within the therapeutic range as predicted in pre-clinical studies.
• The number of patients in the third cohort will be expanded to 20 total patients
(12 active drug and 8 placebo) which will allow comparison of 12 patients in each group in analysis of the data (including 4 placebos from previous cohorts).
• Blood biomarker analysis will be conducted at four time points during the study to account for potential sample timing differences following drug infusion.
• Patient screening and enrollment for cohort 3 has begun and results are expected in November 2014.
• Planning for phase 2 clinical trials is ongoing. The results of the first and second cohort suggest that 2 and 4 mg/kg are safe and well-tolerated doses, defining a dose range for phase 2 clinical trials.